UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 26, 2024

ePlus inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34167	54-1817218
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13595 Dulles Technology Drive
Herndon, Virginia 20171-3413
(Address of principal executive offices, including zip code)

(703) 984-8400
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	PLUS	Nasdaq Global Market Select

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On March 26, 2024, the Board of Directors of ePlus inc. (the “Company”) approved the amendment and restatement of the Company’s Amended and Restated Bylaws (the “Bylaws”), which became effective the same day. The Bylaw amendments make certain updates to the procedures and disclosure requirements for director nominations and other proposals submitted by stockholders pursuant to the Company’s advance notice provisions to comply with Rule 14a-19 under the Securities Exchange Act of 1934, as amended, relating to the universal proxy rules. Additionally, the amendments to the Bylaws include, among other things:
•	expressly providing that stockholder meetings may be held by means of remote communication;
•
updating the provisions related to the officers of the Company, including (i) providing that the person holding the office of Chief Executive Officer shall also be the President of the Company, unless the Board designates different individuals for such roles and (ii) adding express language that the officers of the Company shall include a Chief Financial Officer and a Treasurer and articulating the duties of such officers;

•
revising the Bylaws’ indemnification provisions, including (i) adding to the types of indemnified proceedings, (ii) stating that an indemnitee’s rights benefit any heirs, executors and administrators, (iii) expressly authorizing the Board to enter into indemnification contracts, and (iv) providing assurance that indemnification protections apply in the event that the related provisions are subsequently amended or repealed; and

•
making certain administrative, modernizing, clarifying and conforming changes, including adopting gender-neutral terms and updates to the procedural provisions regarding stockholder lists, the inspector of elections, proxies and notice, and adjournment of stockholder meetings.

The above summary description of the changes to the Bylaws is not complete and is qualified in its entirety by reference to the full text of the Bylaws, a copy of which is filed herewith as Exhibit 3.1 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
Exhibit Number	Description

3.1	Amended and Restated Bylaws of ePlus inc., effective March 26, 2024

104.1	Cover page interactive data file (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 28, 2024	ePlus inc.

By:
Elaine D. Marion
Chief Financial Officer